As filed with the Securities and Exchange Commission on April 7, 1998
                                                     Registration No. 333-49503
===============================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                ---------------
                                 Amendment No. 1
                                       to
                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                ---------------

        GALEY & LORD, INC.                      Delaware                          2211                     56-1593207
   GALEY & LORD INDUSTRIES, INC.                Delaware                          2211                     56-1593208
G&L SERVICE COMPANY, NORTH                      Delaware                          2325                     56-1976012
           AMERICA, INC.
       SWIFT TEXTILES, INC.                     Delaware                          2211                     58-1189307
    SWIFT DENIM SERVICES, INC.                  Delaware                          2211                     13-3898788

  (Exact Name of Each Registrant   (State or Other Jurisdiction of   (Primary Standard Industrial      (I.R.S. Employer
    as Specified in its Charter)    Incorporation or Organization)    Classification Code Number)   Identification Number)

                           980 Avenue of the Americas
                               New York, NY 10018
                                 (212) 465-3000
         (Address, Including Zip Code, and Telephone Number, Including
         Area Code, of Each Registrants' Principal Executive Offices)
                                ---------------
                    Arthur C. Wiener, Chairman of the Board
                           980 Avenue of the Americas
                               New York, NY 10018
                                 (212) 465-3000
      (Name, Address, Including Zip Code, and Telephone Number, Including
                        Area Code, of Agent For Service)
                                    Copy to:
                             Howard S. Jacobs, Esq.
                              Rosenman & Colin LLP
                               575 Madison Avenue
                               New York, NY 10022
                                ---------------
     Approximate date of commencement of proposed sale to the public: As soon as practicable after the Registration Statement becomes effective.
     If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                                                            ----
     If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                           ----


     The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20. Indemnification of Directors and Officers

     Galey & Lord, Inc. (the "Company"), Galey & Lord Industries, Inc. ("Industries"), G&L Service Company, North America, Inc. ("G&L Service Company"), Swift Textiles, Inc. ("Textiles") and Swift Denim Services, Inc. ("Denim Services") are all incorporated in Delaware. Under Section 145 of the General Corporation Law of the State of Delaware, a Delaware corporation has the power, under specified circumstances, to indemnify its directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any action, suit or proceeding. Article Eighth of the Restated Certificate of Incorporation and Article X of the Amended and Restated By-laws of the Company, Article VIII of the By-laws of Industries,
Article VII of the By-laws of G&L Service Company, Article 8 of the By-laws of Textiles and Article VII of the By-laws of Denim Services all provide for indemnification of directors and officers to the fullest extent permitted by the General Corporation Law of the State of Delaware.

     Section 102(b)(7) of the General Corporation Law of the State of Delaware provides that a certificate of incorporation may contain a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 (relating to liability for unauthorized acquisitions or redemptions of, or dividends on, capital stock) of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. Article Ninth of the Company's Restated Certificate of Incorporation, Article 10 of Industries' Restated Certificate of Incorporation, and Article Eighth of G&L Service Company's Certificate of Incorporation contain such a provision.

     The Company, Industries, G&L Service Company, Textiles and Denim Services all have directors' and officers' liability insurance covering certain liabilities incurred by the directors and officers of the Company, Industries, G&L Service Company, Textiles and Denim Services, respectively, in connection with the performance of their respective duties.


Item 21. Exhibits and Financial Statement Schedules.

     (a) See the Exhibit Index included immediately preceding the exhibits to this Registration Statement.

     (b) See the Schedule Index included immediately preceding the Exhibit Index to this Registration Statement.


Item 22. Undertakings.

     Each of the undersigned Registrants hereby undertakes:

     (1) To file, during any period in which offers or sales are made, a post-effective amendment to this registration statement:

     (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

     (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof), which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

     (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

     (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     Each of the undersigned Registrants hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended (the "Securities Act"), each filing of the Registrants' annual reports pursuant to
Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrants pursuant to the foregoing provisions, or otherwise, each of the Registrants has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a Registrant of expenses incurred or paid by a director, officer or controlling person of such Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of a Registrant in connection with the securities being registered, such Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnifciation by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     Each of the undersigned Registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     Each of the undersigned Registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Galey & Lord, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on April 7, 1998.

                                          GALEY & LORD, INC.


                                          By:           *
                                              --------------------------------
                                                 Arthur C. Wiener
                                           Chairman of the Board, President and
                                            Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.



               Signature                                 Title                      Date
---------------------------------------   ----------------------------------   --------------
               *                          Chairman of the Board, President     April 7, 1998
 -------------------------------------
 Arthur C. Wiener                         and Chief Executive Officer
                                          (Principal Executive Officer)
 /s/  MICHAEL R. HARMON                   Executive Vice President,            April 7, 1998
 -------------------------------------
 Michael R. Harmon                        Chief Financial Officer,
                                          Treasurer and Secretary
                                          (Principal Financial and
                                          Accounting Officer)
               *                                      Director                 April 7, 1998
 -------------------------------------
 Lee Abraham
               *                                      Director                 April 7, 1998
 -------------------------------------
 Paul G. Gillease
               *                                      Director                 April 7, 1998
 -------------------------------------
 William deR. Holt
               *                                      Director                 April 7, 1998
 -------------------------------------
 Howard S. Jacobs
               *                                      Director                 April 7, 1998
 -------------------------------------
 William M.R. Mapel

               *                                      Director                 April 7, 1998
 -------------------------------------
 David F. Thomas
*By /s/ Michael R. Harmon
    ---------------------
       Michael R. Harmon
       Attorney-in-Fact


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Galey & Lord Industries, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on April 7, 1998.

                                           GALEY & LORD INDUSTRIES, INC.


                                           By:          *
                                               --------------------------------
                                                 Arthur C. Wiener
                                           Chairman of the Board, President and
                                           Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.



               Signature                                 Title                      Date
---------------------------------------   ----------------------------------   --------------
               *                          Chairman of the Board, President     April 7, 1998
 -------------------------------------
 Arthur C. Wiener                         and Chief Executive Officer
                                          (Principal Executive Officer)
 /s/  MICHAEL R. HARMON                   Executive Vice President, Chief      April 7, 1998
 -------------------------------------
 Michael R. Harmon                        Financial Officer, Treasurer,
                                          Secretary and Director
                                          (Principal Financial and
                                          Accounting Officer)
               *                          Executive Vice President of          April 7, 1998
 -------------------------------------
 Charles A. Blalock                          Manufacturing and Director
               *                          Executive Vice President and         April 7, 1998
 -------------------------------------
 John Heldrich                            Director
               *                          Executive Vice President and         April 7, 1998
 -------------------------------------
 Robert McCormack                         President -- Woven Division,
                                          Apparel Marketing Group and
                                          Director
               *                          Director                             April 7, 1998
 -------------------------------------
 Lee Abraham
               *                          Director                             April 7, 1998
 -------------------------------------
 Paul G. Gillease
               *                          Director                             April 7, 1998
 -------------------------------------
 William deR. Holt
*By  /s/ Michael R. Harmon
    -----------------------
         Michael R. Harmon
         Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, G&L Service Company, North America, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on April 7, 1998.

                                        G&L SERVICE COMPANY, NORTH AMERICA, INC.



                                        By:          *
                                            --------------------------------
                                              Arthur C. Wiener
                                        Chairman of the Board, President and
                                        Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.


               Signature                                 Title                      Date
---------------------------------------   ----------------------------------   --------------
               *                          Chairman of the Board, President     April 7, 1998
 -------------------------------------
 Arthur C. Wiener                         and Chief Executive Officer
                                          (Principal Executive Officer)
 /s/  MICHAEL R. HARMON                   Vice President, Treasurer,           April 7, 1998
 -------------------------------------
 Michael R. Harmon                        Secretary and Director
                                          (Principal Financial and
                                          Accounting Officer)
               *                          Director                             April 7, 1998
 -------------------------------------
 Paul G. Gillease
               *                          Director                             April 7, 1998
 -------------------------------------
 Howard S. Jacobs

*By /s/ Michael R. Harmon
    ---------------------
        Michael R. Harmon
        Attorney-in-Fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, Swift Textiles, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on April 7, 1998.


                                            SWIFT TEXTILES, INC.




                                           By:          *
                                               --------------------------------
                                                 Arthur C. Wiener
                                           Chairman of the Board, President and
                                           Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.



               Signature                                 Title                      Date
---------------------------------------   ----------------------------------   --------------
               *                          Chairman of the Board, President     April 7, 1998
 -------------------------------------
 Arthur C. Wiener                         and Chief Executive Officer
                                          (Principal Executive Officer)
 /s/  MICHAEL R. HARMON                   Executive Vice President,            April 7, 1998
 -------------------------------------
 Michael R. Harmon                        Treasurer, Secretary and
                                          Director (Principal Financial
                                          and Accounting Officer)
               *                                      Director                 April 7, 1998
 -------------------------------------
 Howard S. Jacobs
*By /s/ Michael R. Harmon
    ----------------------
       Michael R. Harmon
       Attorney-in-Fact

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, Swift Denim Services, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on April 7, 1998.

                                            SWIFT DENIM SERVICES, INC.




                                           By:           *
                                               --------------------------------
                                                 Arthur C. Wiener
                                           Chairman of the Board, President and
                                           Chief Executive Officer



     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated and on the dates indicated.



               Signature                                 Title                       Date
---------------------------------------   -----------------------------------   --------------
               *                          Chairman of the Board, President,     April 7, 1998
 -------------------------------------
 Arthur C. Wiener                         and Chief Executive Officer
                                          (Principal Executive Officer)
 /s/  MICHAEL R. HARMON                   Executive Vice President,             April 7, 1998
 -------------------------------------
 Michael R. Harmon                        Treasurer, Secretary and
                                          Director (Principal Financial
                                          and Accounting Officer)
               *                                       Director                 April 7, 1998
 -------------------------------------
 Howard S. Jacobs
*By /s/ Michael R. Harmon
    ----------------------
      Michael R. Harmon
      Attorney-in-Fact

                       FINANCIAL STATEMENT SCHEDULE INDEX

Schedule II Valuation and qualifying accounts for the years ended September 27, 1997, September 28, 1996 and September 30, 1995 (incorporated by reference to the Annual Report on Form 10-K for the fiscal year ended September 27, 1997).

                                 EXHIBIT INDEX




 Exhibit                                                                                Sequential
  Number                                       Description                               Page No.
---------           ----------------------------------------------------------------   -----------
 2.1         --     Master Separation Agreement, dated as of January 29, 1998, among Polymer Group, Inc., Galey & Lord, Inc. and DT
                    Acquisition Inc., Dominion Textile Inc. and other parties named therein (incorporated by reference to Exhibit 2 to the
                    Company's Current Report on Form 8-K filed with the
                    Commission on February 9, 1998).
 4.1         --     Indenture, dated as of February 24, 1998, among the Company,
                    Industries, G&L Service Company, Textiles and Denim Services
                    and SunTrust Bank, Atlanta (as Trustee) (incorporated by
                    reference to Exhibit 2 to the Company's Current Report on
                    Form 8-K filed with the Commission on March 10, 1998).
 4.2         --     Registration Rights Agreement, dated as of February 24, 1998, by and among the Company, Industries, G&L Service
                    Company, Textiles, Denim Services and First Union Capital
                    Markets, a division of Wheat First Securities, Inc.
 4.3         --     Form of Global 9 1/8% Senior Subordinated Note Due 2008.
 4.4         --     Form of Certificated 9 1/8% Senior Subordinated Note Due 2008.
 5.1         --     Opinion of Rosenman & Colin LLP.
12.1         --     Calculation of Earnings to Fixed Charges Ratio.
23.1         --     Consent of Rosenman & Colin LLP (included in Exhibit 5.1).
23.2         --     Consent of Ernst & Young LLP.
23.3         --     Consent of Deloitte & Touche.
23.4         --     Consent of KPMG.
24.1         --     Power of attorney (included on signature pages at II-3, II-4,
                    II-5, II-6 and II-7).
25.1         --     Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of SunTrust Bank, Atlanta as Trustee.
99.1         --     Form of Letter of Transmittal for Initial Notes.
99.2         --     Form of Notice of Guaranteed Delivery for Initial Notes.